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                                                                 Exhibit 10.7(a)


                           PLEDGE AND ESCROW AGREEMENT

         THIS AGREEMENT, made and entered into this 17th day of May, 1999, by and between JOHN LOFQUIST ("Pledgor") and NOFAL KAHOOK ("Pledgee"), and BURT E. EISENBERG, P.A. ("Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, Pledgor has borrowed from Pledgee the sum of $50,000.00 and has agreed to pledge One Million (1,000,000) shares of common stock (the "Pledged Shares") of Centrack International, Inc., a Delaware corporation; and

         WHEREAS, Pledgor has executed a Promissory Note ("Note") in favor of Pledgee, attached hereto as Exhibit "A"; and

         WHEREAS, to secure the payment of said Promissory Note, Pledgor hereby grants Pledgee a security interest in the Pledged Shares; and

         WHEREAS, Escrow Agent has agreed to hold the Pledged Shares under the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements hereinafter set forth, the parties mutually agree as follows:

         1. SECURITY INTEREST. Pledgor hereby grants to Pledgee a first lien security interest, superior to all other liens and encumbrances, in and to the Pledged Shares. A copy of an Assignment representing such Pledged Shares, endorsed in blank, and a copy of the Certificate representing such Pledged Shares are attached as Exhibit "B." Said Pledged Shares and Assignment shall be held by Escrow Agent as collateral for the indebtedness owed by Pledgor to Pledgee pursuant to the Note.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor hereby represents, warrants and covenants that, except for the security interest granted hereunder, Pledgor is the legal and equitable owner of the Pledged Shares and holds same free and clear of all liens, charges, encumbrances and security interest of every kind and nature, and that Pledgor will make no assignment, pledge, mortgage, hypothecation or transfer of the Pledged Shares; that Pledgor has good right and legal authority to pledge the Pledged Shares in the manner hereby done or contemplated and will defend Pledgor's title to such Pledged Shares against the claim of all persons whomsoever; that no consent or approval of any governmental body or regulatory authority, or of any securities exchange, is necessary to the validity of the pledges effected hereby, except for any consents or approvals which have been obtained; that the pledge of the Pledged Shares is effective to vest in Pledgee the rights of the Pledgee in such Pledged Shares set forth herein; and that the Pledged Shares have been duly and validly authorized and issued and are fully paid and nonassessable.

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         3. RIGHT TO VOTE. Except as otherwise provided herein, during the term of this Agreement and so long as Pledgor is not in default in the performance of any of the terms of this Agreement or in the payment of principal or interest under the Note, the Pledgor shall be entitled to all rights of ownership, including, but not limited to, the right to vote the Pledged Shares on all corporate questions.

         4. ADJUSTMENTS. In the event that, during the term of this Agreement, any stock dividend shall be declared on or with respect to any of the Pledged Shares, or there is a reclassifica tion, readjustment, merger, consolidation, stock split or any other change is made in the capital structure of the corporation which has issued the Pledged Shares or any successor thereto, all new, substituted and additional shares or other securities issued by reason of such a change shall be delivered and held by Escrow Agent under the terms of this Agreement in the same manner as the Pledged Shares.

         5. DEFAULT. In the event of default by Pledgor under the Note, in addition to any right or remedy which it may have hereunder, the Pledgee shall have all of the rights and remedies of a secured party under Article 9 of the Uniform Commercial Code as it is now or hereafter in effect in the State of Florida (Chapter 679 Florida Statutes), including without limitation the right to sell or otherwise dispose of all or any portion of the Pledged Shares. Upon the occurrence of a default under the Note, the Pledgee shall have the right to offer for sale, and to sell, the Pledged Shares at any private or public sale; provided, however, that the Pledgee shall give to the Pledgor at least ten (10) days' notice of the time, date and place of any such private or public sale, which provision for notice of the Pledgor hereby expressly agrees is commercially reasonable. Furthermore, the Pledgor hereby expressly agrees that the Pledgee may (i) sell all or any portion of the Pledged Shares at any private or public sale for cash, upon credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion shall deem appropriate, (ii) bid on and purchase the Pledged Shares at any private or public sale, and (iii) hold any of the Pledged Shares purchased by the Pledgee at any private or public sale in its own right, free and clear of any and all claims of the Pledgor. The Pledgee may, from time to time, sell all or any part of the Pledged Shares. The Pledgor hereby appoints Pledgee as its attorney-in-fact to execute such documents and take such action as may be necessary to accomplish the provisions of this Agreement, including, without limiting the generality of the foregoing, the right to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to or in connection with any of the Pledged Shares, to endorse checks, drafts, orders and other instruments for the payment of money representing any interest or dividend or other distribution with respect to or in connection with the Pledged Shares or any part thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto and to sell, assign, endorse, pledge, transfer and make any agreement respecting or otherwise deal with the same. Such appointment is irrevocable and coupled with an interest.


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         6. ESCROW. Upon execution of this Agreement, Pledgor shall deposit with
Escrow Agent the Pledged Shares, along with the aforesaid Assignment (all of which items shall hereinafter be referred to as the "Pledged Documents") to be held in escrow for future delivery as follows:

                  a. Escrow Agent shall deliver the Pledged Documents to Pledgee within ten (10) days after receiving an affidavit signed by Pledgee stating that:

                  (i) Pledgor is in default under the Note and all periods of time within which to cure such default have expired;

                  (ii) Pledgee is accelerating the entire unpaid balance due under the Note; and

                  (iii) Pledgee demands delivery of the Pledged Documents.

                  Pledgee shall simultaneously furnish Pledgor with a copy of said affidavit. Upon such delivery of the Pledged Documents, Escrow Agent's duties hereunder shall terminate.

                  b. In the event Escrow Agent has not delivered the Pledged Documents pursuant to subparagraph a above, then Escrow Agent shall deliver the Pledged Documents to Pledgor within ten (10) days after receipt of the original of the Note marked "paid in full," accompanied by instructions from Pledgor indicating that said Note has been paid in full and the Pledged Documents shall be delivered to Pledgor at the address specified therein. Upon such delivery of the Pledged Documents, Escrow Agent's duties hereunder shall terminate. Pledgee agrees to deliver the Note to Pledgor marked "paid in full," immediately upon satisfaction thereof.

                  c. Upon execution of this Agreement, Pledgor shall deliver to the Escrow Agent Stock Certificate Number 030121, representing Ten Million Six Hundred Sixty Six Thousand Six Hundred Ten (10,666,610) shares of common stock of Centrack International, Inc. Pledgor shall further execute an endorsement/assignment of said Certificate appointing the Escrow Agent as Attorney to effectuate division and reissuance of same as follows:

                           1. One Million (1,000,000) shares to Pledgor, same to be held in escrow by the Escrow Agent pursuant to the terms of this Agreement.

                           2. Thirty Thousand (30,000) shares to the Pledgee as consideration for the loan being extended pursuant to the Promissory Note attached hereto.

                           3. Nine Million Six Hundred Sixteen Thousand Six Hundred Ten (9,636,610) shares which shall be forwarded to Pledgor upon receipt by the Escrow Agent.



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                  Nothing hereinabove withstanding to the contrary, until such time as the above division of the stock is accomplished, the total number of shares shall constitute collateral for payment of the obligations pursuant to this Agreement. Pledgor and Pledgee hereby acknowledge that the Escrow Agent is making no representations as to right or legality pertaining to the above division of the stock or its sale in the event of the default, and Pledgor and Pledgee each agree that Escrow Agent shall have no liability resulting from the inability to accomplish the terms of this Pledge Agreement due to the inability to divide, transfer or sell the stock. Pledgor and Pledgee each agree to indemnify and hold Escrow Agent harmless in this regard and as otherwise provided for in this Agreement.

         7. DISPUTE. It is specifically understood and agreed that should any dispute arise between the parties hereto concerning this Agreement or its construction, or for any other reason, the Escrow Agent, in its sole discretion, shall have the right to deposit the Pledged Documents held by it pursuant to this Escrow Agreement and any documents relating thereto that may have been delivered to the Escrow Agent, with the Clerk of the Circuit Court of Broward County, Florida, and notify all parties concerned, and whereupon, all liability hereunder on the part of the Escrow Agent shall fully cease except to the extent of accounting for the Pledged Documents and any other documents that may have been delivered to it.

         8. INTERPLEADER. In the event the Escrow Agent places the Pledged Documents that have actually been delivered to Escrow Agent in the registry of the Circuit Court in and for Broward County, Florida, and files an action of interpleader naming Pledgor and Pledgee, and other necessary parties, Escrow Agent shall be released and relieved from any and all further obligations and liabilities hereunder or in connection herewith. Pledgor and Pledgee hereby, jointly and severally, indemnify and hold Escrow Agent harmless from any damages or losses arising hereunder or in connection herewith, including, but not limited to, all costs and expenses incurred by Escrow Agent in connection with the filing of such action and reasonable attorneys' fees and costs for Escrow Agent's attorney(s) through and including all appeals.

         9. NATURE OF ESCROW AGENT'S DUTIES. It is agreed that the duties of Escrow Agent are only such as are herein specifically provided and are purely ministerial in nature. Hence, Escrow Agent shall not be held liable for any matter or thing except for Escrow Agent's gross negligence or willful misconduct. Pledgor and Pledgee shall at all times hereafter, jointly and severally indemnify Escrow Agent and hold Escrow Agent harmless from any claim asserted against it and from any damages, costs, expenses, liability and/or losses sustained by Escrow Agent (except for Escrow Agent's gross negligence or willful misconduct), including, but not limited to, reasonable attorneys' fees and costs for Escrow Agent's attorney(s) through and including all appeals and whether or not litigation is instituted. The obligations and duties of the Escrow Agent are confined to those specifically enumerated in this Agreement.
The Escrow Agent shall not be subject to nor be under any obligation to ascertain or construe the terms and conditions of any instrument whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in this Agreement. Nor shall the Escrow Agent be obliged to inquire as to the
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of any instruments, or to inquire as to the identity, authority or rights of any person executing or delivering the same.

         10. RETENTION OF LEGAL COUNSEL. It is agreed that Escrow Agent shall have full discretion as to whom it may retain as legal counsel to protect its interests (including retaining itself as a law firm) and same shall not affect or in any way prejudice or limit Escrow Agent's entitlement to reasonable attorneys' fees for the services of such attorneys as set forth in this Escrow Agreement.

         11. VENUE. It is recognized that this Escrow Agreement shall be deemed to have been entered into by the parties hereto in Broward County, Florida, and that the property which is the subject of this Escrow Agreement is located in Broward County, Florida. Therefore, it is agreed that venue with respect to any matter arising herefrom shall only lie in Broward County, Florida, except to the extent, and only to the extent, that this provision with respect to venue is deemed in contravention of any application law.

         12. AMBIGUITY; CONFLICTING INSTRUCTIONS. In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any of the parties hereto or from third persons with respect to the Pledged Documents held hereunder, which in its sole opinion, are in conflict with any provision of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by all the parties hereto and said third persons, if any, or by a final order or judgment of a court of competent jurisdiction.

         13 NOTICES. Whenever any such notice is required or permitted hereunder, such notice shall be in writing and sent certified mail, postage prepaid, return receipt requested, or by expedited overnight delivery service, or by delivery in person to the persons at the addresses as set forth below. Notice deposited in the mail or expedited overnight delivery, in the manner herein described, shall be effective upon deposit. Notice given in person shall be effective only when in writing and received by the party to be notified. Notices shall be delivered to the parties at the addresses set forth below, unless a party shall give notice that some other address shall be used:

As to Pledgor:             John Lofquist
                           Centrack International, Inc.
                           21045 Commercial Trail
                           Boca Raton, FL 33486

As to Pledgee:             Nofal Kahook
                           9941 SW 4th Street
                           Plantation, FL 33324

As to Escrow Agent:        Burt E. Eisenberg, Esq.
                           5100 Tamiami Trail N.
                           Suite 123
                           Naples, FL 34013


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With a copy to:            Michael Caruso
                           Caruso & Caruso
                           6971 N. Federal Highway
                           Suite 402
                           Boca Raton, FL 33487

         15. MISCELLANEOUS.

                  a. BENEFIT OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their heirs, successors, assigns and personal or legal representatives.

                  b. MODIFICATION. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the parties hereto. In no event, however, shall any modification of this Agreement, which shall affect the rights or duties of the Escrow Agent, be binding upon Escrow Agent unless it shall have given its prior written consent.

                  c. ATTORNEYS' FEES. In the event Pledgor or Pledgee shall seek to enforce this Agreement, whether or not through litigation, the prevailing party shall be entitled to receive reasonable attorneys' fees and all costs incurred in connection with such enforcement, including fees and costs of appeal.

                  d. FURTHER COOPERATION. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement.

                  e. WAIVER. No indulgences extended by any party hereto or any other party shall be construed as a waiver of any breach on the part of such other party, nor shall any waiver of one breach be construed as a waiver of any rights or remedies with respect to any subsequent breach.

                  f. CONSTRUCTION. It is the intention of the parties that the laws of the State of Florida shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. The parties agree and acknowledge that each party has reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting parties shall not be employed in the interpretation of this Agreement or any amendment or exhibits thereto.

                  g. TRUTH OF RECITALS. The recitals and statements contained on page 1 of this Agreement are true and correct and are hereby incorporated into this Agreement.









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                  h. ENTIRE AGREEMENT. This Agreement sets forth the entire
agreement and understanding of the parties on the subject matter hereof and supersedes all prior agreements and understandings relating thereto.

                  i. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

                  j. GENDER. Wherever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender; all singular words shall include the plural and all plural shall include the singular.

                  k. HEADINGS. The headings used in this Agreement are used for reference purposes only and are not to be deemed controlling with respect to the contents thereof.

                  l. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original.

                  m. INCORPORATION BY REFERENCE. The Exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


Witnesses:                          PLEDGOR:

                                    /s/ John Lofquist                    (SEAL)
------------------------------      -------------------------------------
                                    JOHN LOFQUIST
------------------------------

                                    PLEDGEE:

                                    /s/ Nofal Kahook                     (SEAL)
------------------------------      -------------------------------------
                                    NOFAL KAHOOK

------------------------------



                                    ESCROW AGENT:

                                    BURT E. EISENBERG, P.A.


                                By:  /s/ Burt E. Eisenberg
                                    -------------------------------------
                                    BURT E. EISENBERG, ESQUIRE



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